Cardinal Ethanol, LLC
Employee Bonus Plan
Amended and Restated for Fiscal Year 2014-15
(Effective 10-1-14)

The purpose in developing and continuing an Employee Bonus Plan is to reward the employees for their contributions that directly impact the financial results of the Company, that reflect a positive safety culture, and to promote teamwork needed to complete desired goals. This year’s Plan is again made up of financial and team goals relating to the Company’s financial success, safety, and production efficiency.

For the purposes of the Plan, wages are defined as the amount paid during the defined period and limited to regular pay, overtime, holiday, and paid time off (PTO).

Rules of the Plan:

a)	All plan payouts must be approved by the Board of Directors.

b)	Employee must be employed on the day that the Board approves the payout to be eligible for any bonus payout.

c)	Employee must be working from October 1, 2014 to September 30, 2015 to be eligible for the full bonus.

Financial Goal:

a)
Eligibility for the Financial Goal payout portion of the plan begins at $7,500,000 net income. There will be NO payout under the financial goal section if the Company does not meet this minimum income threshold.

b)	The Financial Goal section is eligible to all employees that meet the eligibility requirements.

c)	Payout for the Financial Goal will be made prior to December 31, 2015 once the fiscal year end results are calculated and approved.

Team Goals:

a)	Team Goals are not subject to a minimum net income requirement.

b)	Payout for the Team Goals will be made quarterly and based on company “Operational Statistics”, Christianson Benchmarking Results and Individual Safety Participation.

c)	Employee must be employed on the last day of the quarter and on the day the Board approves the payout to receive any payout from the Team Goals.

d)	Employee does not need to have worked the full quarter to be eligible. Payout will be made once final results are known and have been approved by the Board of Directors.

e)	Team Goal payout is applicable to all employees that meet the eligibility requirements.

Employee Bonus Plan
Financial Goal - Max Payout 10% of eligible wage.

•	Minimum required net profit needed for payout $7.5M (Annual Payout)

•	Payout Level 1…………………………… $ 7,500,000 - $11,999,999 = 5 % payout

•	Payout Level 2…………………………… $12,000,000 - $19,999,999 = 7½% payout

•	Payout Level 3…………………………… $20,000,000 and above = 10% payout
Team Goals - Max Payout 10% of eligible wage.
Team Goal #1 - Improved efficiency and production through increased ethanol yield per bushel ground as compared to industry; based on rankings through Benchmarking surveys. (Quarterly Payout)
Team Goal #2 - Optimize natural gas usage by reducing BTU/gallon. Achieved Natural Gas Usage number will be based on “Operation Statistics” work papers. (Quarterly Payout)

Team Goal #3 - To maximize corn oil yield per bushel of corn ground. Measure will be based on results of quarterly “operations Statistics” work papers. (Quarterly Payout)
Team Goal #4 - Improve Safety performance. Increase awareness and maintain safety performance. Near Misses will be based on individual reports submitted on time to the EHS Manager. Other Safety criteria are based on individual participation. (Quarterly Payout)

•	Goal #1 Lead Rankings for Ethanol Yield (Christianson Benchmarking; All Plants, undenatured, moisture adjusted gallons per bushel ground based on corn at 15%)(3% max payout)

1)	Ranking below the top 40%.................………………. 0% payout

2)	Ranking in the top 40% - 35%...................…………. 1% payout

3)	Ranking between 35% - 25%...............………………. 2% payout

4)	Ranking in the top 25% (Leader)……………………….. 3% payout

•	Goal #2 Optimize Natural Gas Usage (BTU per Anhydrous Ethanol Gallon)(2% max payout)

1)	28,216 or more……… ……………………………………….. 0% payout

2)	28,215 - 28,001 ………………………………………………. 1% payout

3)	28,000 - 27,501 ………………………………………………. 1½% payout

4)	27,500 or less ………………………………………………….. 2% payout

•	Goal #3 Improve Corn Oil Yield (Pounds of Oil per Bushels Ground)(2% max payout)

1)	Less than 0.700 pounds……………………………………. 0% payout

2)	0.700 - 0.800 pounds………………………………………… 1% payout

3)	Greater than 0.800 pounds.………………………………. 2% payout

•	Goal #4 Improve Safety Record - Individual Safety Participation; subject to verification and approval by management. (3% max payout)

•	Safety Committee Meeting Participation (complete 1) (1%)

1)	One Safety Committee meeting attended and participation

•	Employee Participation Menu (complete 2) (1%)

1)	Safety Program Area Audit Complete

2)	Non-Routine Task Pre-work Audit Completed

3)	Lead a Toolbox Talk

4)	LOTO/Confined Space Program Review

5)	Contractor Observation, Review and Evaluation

6)	Participate and complete an optional Safety Webinar.

7)	Participate on an Internal Control committee.

•	Near Miss Reporting (complete 3) (1%)

1)	Three Near Miss Reports completed

Personal Incentive (10% additional opportunity available)
Available to the following positions: Production Manager, ESH Manager, Maintenance Manager, and Controller.

These positions will be eligible for an additional 10% payout if they meet certain personal goals. These individual goals will be ones the positioned employee will have a direct impact in achieving the best return to the business.

Personal Incentive (10% additional opportunity available)

Production Manager: Personal Goals (annual payout)
Safety - Improve ERI Safety Audit Score (based on last audit score prior to yearend) (2% max payout)

•	Final Results below 86%........................……………………….. 0% payout

•	Final Results @ 86% - 94%.........…………………………………… 1% payout

•	Final Results above 94%......………………………………………….. 2% payout
Safety - All non-capital recommendations from ERI Audit satisfactorily completed within 90 days of notification (1% max payout)

•	Have Audit items been completed………………NO……….. 0% payout

•	Have Audit items been completed……………..YES……….. 1% payout
Production - Improve Ranking of Ethanol Yield (Christianson Benchmarking; All Plants, undenatured, moisture adjusted gallons per bushel ground based on corn at 15%) (3% max payout)

•	Ranking below the top 40%......……………………………………. 0% payout

•	Ranking in the top 40% - 35%..................……………………. 1% payout

•	Ranking in the top 35% - 25%.............……..…………………. 2% payout

•	Ranking in the top 25% (Leader).………………………………… 3% payout
Production - Maximize Corn Oil Production (2% max payout)

•	Less than 0.70 pounds per bushel ground………….…………. 0% payout

•	0.700 - 0.800 pounds per bushel ground……..……………… 1% payout

•	Greater than 0.800 pounds per bushel ground...…………… 2% payout
Production - Ethanol Throughput, denatured gallons (2% max payout)

•	Less than 113.0 M gallons …………………………………………….. 0% payout

•	113.0 M to 115.0 M gallons ………………………………………….. 1% payout

•	115.0 M to 116.5 M gallons ………………………………………….. 1½% payout

•	Greater than 116.5 M gallons ………………………………………. 2% payout

Maintenance Manager: Personal Goals (annual payout)
Safety - Improve ERI Safety Audit Score (based on last audit score prior to yearend) (2% max payout)

•	Final Results below 86%........................……………………….. 0% payout

•	Final Results @ 86% - 94%.........…………………………………… 1% payout

•	Final Results above 94%......………………………………………….. 2% payout
Safety - All non-capital recommendations from ERI Audit satisfactorily completed within 90 days of notification. (1% max payout)

•	Have Audit items been completed………………NO……….. 0% payout

•	Have Audit items been completed……………..YES……….. 1% payout
Maintenance - Reduction of supply cost (Based on Christianson Benchmarking for “All Plants - Plant Supplies/Repair/Maintenance”) (2% max payout)

•	Ranking outside of the top 20 plants ……………………………. 0% payout

•	Top 20 Benchmarking rank for all plants ………………………. 1% payout

•	Leader (top 25% ranking for all plants) …………………………. 2% payout
Maintenance - Uptime (includes all downtime) (3%)

•	Greater than 288 hours downtime……………………………….. 0% payout

•	288 to 265 hours downtime ……………………………………….... 1% payout

•	264 to 240 hours downtime ……………………………………………. 2% payout

•	Less than 240 hours downtime ……………………………………….. 3% payout
Maintenance - Inventory Accuracy and Count Frequency, Spare Parts (Accuracy based on adjustments per count/inventory units per count with total inventory counted quarterly) (2%)

•	Greater than a 2% accuracy error …………………………………… 0% payout

•	1% to 2% accuracy error (min. of 6 counts/quarter)………. 1% payout

•	Less than 1% accuracy error (min. of 9 counts/quarter).... 2% payout

EHS Manager: Personal Goals (annual payout)
Safety - Improve ERI Safety Audit Score (based on last audit score prior to yearend) (4% max payout)

•	Final Results below 86%........................……………………….. 0% payout

•	Final Results @ 86% - 94%.........…………………………………… 2% payout

•	Final Results above 94%......………………………………………….. 4% payout
Safety - All non-capital recommendations from ERI Audit satisfactorily completed within 90 days of notification (2% max payout)

•	Have Audit items been completed………………NO……….. 0% payout

•	Have Audit items been completed……………..YES……….. 2% payout
Environmental Compliance - Maintain Permit Parameters (4%)

•	No EHS violations resulting in fines (EPA, OSHA, IDEM, etc.) 2% payout

•	Written Monthly EHS Review……………………………………….. 2% payout

•	To include Company policy violations, observation summary, recommended actions, bonus tracking, etc.

Controller: Personal Goals (annual payout)
Accounting - Close out monthly financials (Close EOM, including CFO’s review and correction of any notes made by CFO, within 5 business days after the last day of the month) (3%)

•	Less than 7 successful closes………………………………………….. 0% payout

•	7 - 8 successful closes……………………………………………………. 1% payout

•	9 -10 successful closes……………………………………………………. 2% payout

•	Over 10 successful closes or 3 - 4 day closes coupled with
6 - 5 day closes……………………………………………………………….     3% payout
Tax/K-1 - Completed K-1s in a timely manner before the date of the annual meeting (2%)

•	Completion after February 10, 2015...………………………………. 0% payout

•	Completion by February 10, 2015…………………………………….. 1% payout

•	Completion by January 30, 2015……………………………………….. 2% payout

FY 10-K - Close for timely SEC filing and bank/Investor Obligations (2%)

•	Completion after December 10, 2014………………………………. 0% payout

•	Completion on or before December 10, 2014………………….. 1% payout

•	Completion on or before December 1, 2014.…………………… 2% payout
HR Compliance - Address HR Audit issues/Compliance criteria

•	Update and correct I-9sprior to January1, 2015……………….. 1½% payout

•	Transfer historical HR files and data to PayCor (3%)
by June 30, 2015……………………………………………………………….. 1½% payout

Personal Incentive (10% additional opportunity available)

Available to the following positions: CEO, CFO, Commodity Manager, and Plant Manager.

These positions will be eligible for an additional 10% payout. 60% of this payout will be tied to the Managers mentioned under item #1 meeting their goals. 40% of this payout will be based on COGS as a percentage of Sales.

“Senior Management”: Goals (annual payout) (CEO, CFO, Commodity Manager, Plant Manager)
Leadership/Management/Coaching - Develop and Support Mid-management (6%)

•	Average completion score of mid management incentive award times 60% award value.
Financial - Target COGS as a % of Sales (COGS + unrealized losses - unrealized gains/Revenues) (4%)

•	> 96.3%.................................…………………………………………. 0% payout

•	96.29% - 95.0%.................................................................. 1% payout

•	94.99% - 93.00%............................................................... 2% payout

•	< 92.99%..................................………………………………………. 4% payout